GALACTICOMM TECHNOLOGIES, INC.

                             SUBSCRIPTION AGREEMENT


Galacticomm Technologies, Inc.
4101 S.W. 47th Avenue

Suite 101
Ft. Lauderdale, Florida 33314

Ladies and Gentlemen:

         1. SUBSCRIPTION. The purchaser ("Purchaser"), intending to be legally bound, hereby agrees to purchase from Galacticomm Technologies, Inc. (the "Company") the number of units (the "Units") set forth on the signature page hereof, at a purchase price of $50,000 per Unit. Each Unit consists of one non-negotiable 10% unsecured promissory note of the Company in the principal amount of $50,000 (the "Promissory Note") and warrants (the "Warrants") to purchase 30,000 shares of the Company's common stock, par value $.0001 per share (the "Common Stock"). The Units, Promissory Note, Warrants and Common Stock are sometimes hereinafter collectively referred to as the "Securities."

         Purchaser submits this subscription in accordance with and subject to the terms and conditions described in this Subscription Agreement.

         2. PAYMENT. The Purchaser encloses herewith a check payable to or wire transfer payment to Lucio, Mandler, Croland, Bronstein, Garbett, Stiphany & Martinez, P.A., as Escrow Agent for the Company ("Escrow Agent"), in the full amount of the purchase price of the Units being subscribed for. Wire instructions for the Escrow Agent are: Victoria Del Rio, NationsBank, 701 Brickell Avenue, Miami, Florida 33131, telephone: (305) 350-7171, facsimile:
(305) 350-7155. Lucio, Mandler, Croland, Bronstein, Garbett, Stiphany & Martinez, P.A. Trust Account, Trust Account No. 1595295035, ABA No. 063000047. Such funds will be held for Purchaser's benefit by the Escrow Agent, and will be returned promptly with no interest thereon if this Subscription Agreement is not accepted by the Company, or the Offering is terminated pursuant to its terms.

         3. REPRESENTATIONS BY THE PURCHASER. The Purchaser hereby acknowledges, represents, warrants and agrees as follows:

                  (a) The Securities are not registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws. The Purchaser understands that this offering of Units to the Holder (the "Offering") is intended to be exempt from registration under the Securities Act by virtue of
Section 4(2) of the Securities Act and the provisions of Rules 505 and 506 of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Subscription Agreement;

                  (b) The Purchaser has received the Company's prospectus dated July 2, 1998 (the "Prospectus") and all other documents requested by the Purchaser, has carefully reviewed them and understands the information contained therein. In connection therewith, the Purchaser understands that the Company has recently settled litigation with DataSafe Publications, Inc. ("DataSafe"), which is described on page 37 of the Prospectus. Under the terms of the settlement, DataSafe has dismissed its lawsuit and in return, the Company has issued to DataSafe 253,907 shares of Common Stock. However, pursuant to the settlement, the Company must complete an initial public offering of its securities before

December 31, 1998 or DataSafe has the option of returning its 253,907 shares of Common Stock to the Company and resuming its lawsuit against the Company.

                  (c) Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering;

                  (d) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the Purchaser;

                  (e) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Prospectus, and any other information authorized by the Company to be disclosed to the Purchaser;

                  (f) The Purchaser is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the Offering;

                  (g) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

                  (h) The Purchaser has such knowledge and experience in financial, tax, and business matters so as to enable him or her to utilize the information made available to him or her in connection with the Offering to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto;

                  (i) The Purchaser is not relying on the Company respecting the tax and other economic considerations of an investment in the Units and the Purchaser has relied on the advice of, or has consulted with, only his or her own advisors;

                  (j) The Purchaser is acquiring the Securities solely for his or her own account for investment and not with a view to resale or distribution;

                  (k) The Purchaser must bear the economic risk of the investment indefinitely because the Securities may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. Legends shall be placed on the certificates for each of the Securities to the effect that the Securities have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's transfer books. Stop transfer instructions will be placed with the transfer agent with respect to each of the Securities, or, if the Company acts as its own transfer agent, the Company will make a notation on its record concerning these restrictions on transfer;

                  (l) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Prospectus;

                  (m) The Purchaser has completed the Purchaser Questionnaire contained herein, and that the information contained therein does not contain any untrue statements of fact or omit to state any fact necessary in order to make such statements not misleading;

                  (n) The Purchaser: (i) if a natural person represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and has adequate means for providing for his or her current financial needs and anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Securities; (ii) if a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized validly existing and in good standing under the laws do the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been fully authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

                  (o) The Purchaser has had the opportunity to obtain any additional information necessary to verify the accuracy of the information contained in the Prospectus and all documents received or reviewed in connection with the Offering and has had the opportunity to meet with representatives of the Company and to have them answer any questions and provide additional information regarding the terms and conditions of this particular investment and the finances, operations, business and prospects of the Company and the Offering deemed relevant by the Purchaser and all such questions have been answered and requested information provided to its full satisfaction;

                  (p) The information contained herein is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the Offering;

                  (q) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in small companies in early stages of development. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

                  (r) The Purchaser is satisfied that it has received information with respect to all matters which is considers material to its decision to make this investment;

                  (s) The Purchaser acknowledges that any projections or estimations of, among other things, market size, commercial viability of the Company's products and services, and anticipated research and development expenses and other applications of the net proceeds of the Offering included in the Prospectus were prepared by the Company in good faith but that the attainment of such projections and estimations cannot be guaranteed by the Company;

                  (t)      NOTICE TO PURCHASERS:

         THE UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THE UNITS HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") IN RELIANCE UPON EXEMPTIONS CONTAINED THEREIN. PROSPECTIVE INVESTORS WHO RESIDE IN FLORIDA ARE ADVISED THAT WHERE SALES ARE MADE TO FIVE (5) OR MORE PERSONS PURSUANT TO SECTION 517.061(11)(a)5. OF THE FLORIDA ACT, SUCH SALES ARE VOIDABLE BY THE PURCHASERS WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE COMPANY OR AN AGENT OF THE COMPANY, OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO THE PURCHASER, WHICHEVER OCCURS LATER.

         4. LOCK-UP AGREEMENT. Until 12 months after the date that the Company's initial public offering of its securities ("IPO") is declared effective by the Commission (the "Effective Date"), the Purchaser will not directly or indirectly, sell, offer for sale, transfer, hypothecate, pledge or otherwise dispose of, pursuant to Rule 144 promulgated under the Securities Act or otherwise, the Securities (including Common Stock issuable upon exercise of Warrants) directly or indirectly or beneficially owned by the Purchaser.

                  Notwithstanding the foregoing, (i) the Purchaser may sell or otherwise dispose of the Company's securities in a privately negotiated transaction, provided that (a) the acquiror of such securities agrees in advance in writing with the Underwriter to the restrictions on transfer of the securities as set forth herein and (b) the disposition is otherwise in accordance with the federal securities and other laws, and (ii) the Purchaser, if a present shareholder, may make gifts and transfers of securities of the Company to the Purchaser's immediate family (as such term is defined in rules promulgated under the Securities Exchange Act of 1934, as amended).

                  Furthermore, the terms of the Units (including the Warrants contained therein) shall be automatically revised or adjusted if and as required or requested by the NASD, NASDAQ or any other federal or state regulatory agency in connection with the Company's IPO.

         5. LEGEND. The Purchaser consents to the placement of an appropriate legend upon any certificates evidencing his/her/its stock or right to acquire stock in the Company. Upon request by the Company, the Purchaser will submit his/her/its securities of the Company for legending in accordance with this Agreement.

         6. INDEMNIFICATION. The Purchaser agrees to indemnify and hold harmless the Company and the Placement Agent and their respective officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) by reason of or arising out of any actual or alleged false representation or misrepresentation or warranty or breach or omission to state a material fact by the Purchaser of any agreement herein or in any other document delivered in connection with this Subscription Agreement.

         7. IRREVOCABILITY; BINDING EFFECT. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law and as referred to herein, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and permitted assigns.

         8. MODIFICATION. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

         9. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this section). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         10. ASSIGNABILITY. This Subscription Agreement and the rights, interests and obligations hereunder are not transferrable or assignable by the Purchaser and further agrees that the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

         11. APPLICABLE LAWS. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to its conflicts of laws principles. The Purchaser hereby irrevocably submits to the jurisdiction of any Florida state or United States federal court sitting in Broward or Dade County, Florida over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Florida state or federal court. The Purchaser further waives any objection to venue in such state and any objection to an action or proceeding in such state on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in Florida state or United States federal courts sitting in Broward or Dade County, Florida. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

         12. BLUE SKY QUALIFICATION. The right of the Purchaser to purchase the Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

         13. USE OF PRONOUNS. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identify of the person or persons referred to may require.

         14. CONFIDENTIALITY. The Purchaser acknowledges and agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

         15.      MISCELLANEOUS.

                  (a) This Subscription Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

                  (b) The Purchaser's representations and warranties made in this Agreement shall survive the execution and delivery hereof and of the Securities.

                  (c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

                  (d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                  (e) Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

                  (f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

                             PURCHASER QUESTIONNAIRE

                         (Check the appropriate box(es))

                          I. ACCREDITED INVESTOR STATUS

__ 1. I am a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income," for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under Section 1202 of the Internal Revenue Code of 1986 (the "Code"), (2) any deduction for depletion under Section 611 et. seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

__ 2. I am a natural person whose individual net worth (I.E., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Securities be in excess of $1,000,000;

__ 3. The Purchaser is a bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in
         Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are "accredited investors;"

__ 4. The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

__ 5. The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

__ 6. The Purchaser is a trust, which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Shares;

__       7. I am a director or executive officer of the Company;

__ 8. The Purchaser is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs; or

__       9. NONE OF THE ABOVE.

                                II. NASD MATTERS

         1. Do you know of any information pertaining to underwriting compensation and arrangements or any dealings between any Underwriter or Related Person (see definition), NASD Member (see definition) or Person Associated with a Member of the NASD (see definition) on the one hand, and the Company or any parent, subsidiary or controlling (see definition) shareholder thereof on the other hand, other than information relating to the compensation to be paid to First Equity Corporation in connection with its proposed underwriting of the initial public offering of securities (the "IPO")?

                |_|  Yes                  |_|  No

If "yes", please provide a detailed description (please attach a separate sheet describing such information if necessary).

         2. Are you an NASD Member (see definition), an owner of stock or other securities of an NASD Member, a Person Associated with a Member of the NASD (see definition), an Affiliate of an NASD Member (see definition), an Underwriter or Related Person (see definition) with respect to the IPO or an Immediate Family Member (see definition) of any of the aforementioned; or have you made any outstanding subordinated loans to any NASD Member?

               |_|  Yes                  |_|  No

If "yes", please provide a detailed description.

         3. Have you been an underwriter, or a controlling (see definition) person or member of any investment banking or brokerage firm which has been or might be an underwriter for securities of the Company or which might participate in the IPO?

               |_|  Yes                  |_|  No

If "yes", please provide a detailed description.

         4. If your answer to Questions (2) or (3) above was "Yes", please set forth below information as to (a) all of your previous purchases and/or acquisitions (including contracts for purchase or acquisition) of securities of the Company or of any subsidiary of the Company, (b) all purchases and/or acquisitions (including contracts for purchase or acquisition) of any such securities (regardless of who the purchaser or acquiror was ) which resulted in your Beneficial Ownership (see definition) of such securities, and (c) all proposed purchases and acquisitions of such securities by you, or which will result in your Beneficial Ownership (see definition) thereof, which are to be consummated, in whole or in part, within the next 12 months:


-----------------------------------------------------------------------------------------------------------------------
    SELLER OR PROSPECTIVE            AMOUNT AND NATURE               PRICE OR OTHER                DATE OR PROPOSED
           SELLER                      OF SECURITIES                  CONSIDERATION               DATE OF ACQUISITION

-----------------------------------------------------------------------------------------------------------------------

         5. Set forth below information as to all sales and/or dispositions (including contracts to sell or to dispose) of securities of the Company or of its subsidiaries by you to any NASD Member (see definition), any Person Associated with a Member of the NASD (see definition), any Affiliate of an NASD Member (see definition), any Underwriter or Related Person (see definition) with respect to the IPO or any Immediate Family Member (see definition) of any of the aforementioned, as well as to all proposed sales and/or dispositions of such securities by you to any of the foregoing persons or entities which are to be consummated, in whole or in part, within the next 12 months:

-----------------------------------------------------------------------------------------------------------------------
    SELLER OR PROSPECTIVE            AMOUNT AND NATURE               PRICE OR OTHER                DATE OR PROPOSED
           SELLER                      OF SECURITIES                  CONSIDERATION               DATE OF ACQUISITION

-----------------------------------------------------------------------------------------------------------------------

         6. If you have had, or are to have, any transactions of the character referred to in Question (5) above, describe briefly the relationship, affiliation or association of you and, if known, the other party or parties to any such transaction with any underwriter or other person or entity "in the stream of a distribution" with respect to the IPO. In any case, where the purchaser (whether you or any such party) is known by you to be a member of a private investment group, such as a hedge fund or other group of purchasers, furnish, if know, the names of all persons comprising the Group (see definition) and their association with or relationship to any broker-dealer.

         7. Provide a detailed description of any services rendered by you, directly or indirectly, to or on behalf of the Company, including also the dates of such services and any compensation you received, either directly or indirectly, in connection with such services.

                      III. TRANSACTIONS RELATED TO THE IPO

         Except with respect to the proposed IPO, do you know of any plan, agreement, arrangement, authorization or understanding made or to be made by any person, or any transaction already effected:

                  (a) To limit or restrict the sale of the Common Stock during the period of the IPO?

                   |_|  Yes                  |_|  No

If "yes", please provide a detailed description.

                  (b) To stabilize the market for the Common Stock?

                   |_|  Yes                  |_|  No

If "yes", please provide a detailed description.

                  (c) To withhold commissions or otherwise to hold each underwriter or dealer responsible for the distribution of its participation in the IPO?

                   |_|  Yes                  |_|  No

If "yes", please provide a detailed description.

                   IV. MATERIAL RELATIONSHIPS WITH UNDERWRITER

         1. Do you have a material relationship with First Equity Corporation of Florida, Security Capital or any other investment banking firm or underwriting organization?

                   |_|  Yes                  |_|  No

If "yes", please provide a detailed description.

                                 V. DEFINITIONS

         For purposes of the foregoing questions, the following terms have the following meanings:

         AFFILIATE OF AN NASD MEMBER. The term "affiliate of an NASD member" includes a company which controls, is controlled by or is under common control with a member of the National Association of Securities Dealers, Inc. (the "NASD"). A company will be presumed to control an NASD member if the company beneficially owns 10 percent or more of the outstanding voting securities of an NASD member which is a corporation, or beneficially owns a partnership interest in 10 percent or more of the distributable profits or losses of an NASD member which is a partnership. An NASD member will be presumed to control a company if the NASD member and persons associated with the NASD member beneficially own 10 percent or more of the outstanding voting securities of the company (if it is a corporation), or beneficially own a partnership interest in 10 percent or more of the distributable profits or losses of the company (if it is a partnership). A company will be presumed to be under common control with an NASD member if (i) the same natural person or company controls both the NASD member and the company by beneficially owning 10 percent or more of the outstanding voting securities of the NASD member (if it is a corporation) or a partnership interest in 10 percent or more of the distributable profits or losses of the NASD member (if it is a partnership) AND 10 percent or more of the outstanding voting securities of the company (if it is a corporation) or a partnership interest in 10 percent or more of the distributable profits or losses of the company (if it is a partnership) or (ii) a person having the power to direct or cause the direction of the management or policies of the NASD member also has the power to direct or cause the direction of the management or policies of the company.

         BENEFICIAL OWNERSHIP. The terms "beneficial ownership" and " beneficially owns" shall mean the right to the economic benefits of a security.

         COMPANY. The term "company" includes a corporation, partnership, association, joint stock company, trust, fund, or any organized group of persons, whether incorporated or not, or any receiver, trustee in bankruptcy or similar official or any liquidating agent for any of the foregoing, in its capacity as such.

         CONTROL. The term "control" (including the terms " controlling," "controlled by" and "under common control with") includes the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise.

         GROUP. The term "group" includes a partnership, syndicate or other group, whether formally organized or not, which has as a purpose the acquiring, holding or disposing of securities of the Company.

         IMMEDIATE FAMILY MEMBER. An "immediate family member" includes mother, father, sister, brother, cousin, niece, nephew, spouse, father-in-law, mother-in-law, brother-in-law, sister-in-law, son, daughter, son-in-law or daughter-in-law or any other person who is supported, directly or indirectly, to a material extent by an employee of, or person associated with, an NASD member.

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

         NASD MEMBER OR MEMBER OF THE NASD. The terms "NASD member" and "member of the NASD" means any broker or dealer or any individual, partnership, corporation or other legal entity admitted to membership in the NASD under the provisions of Article I of the By-Laws of the NASD.

         PERSON ASSOCIATED WITH A MEMBER OF THE NASD. The term " person associated with a member" of the NASD shall be deemed to include every sole proprietor, partner (general or limited), shareholder, officer, director or branch manager of any member or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly OR INDIRECTLY controlling or controlled by such member, whether or not such person is registered by exempt from registration with the NASD pursuant to its By-Laws.

         UNDERWRITER OR RELATED PERSON. The term "underwriter or related person" shall be deemed to include, with respect to a public offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, any NASD member participating in the public offering and any and all other persons associated with or related to any of the aforementioned persons.

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

         IN WITNESS WHEREOF, the Purchaser has executed this day Subscription Agreement this______ day of ___ _____________of 1998.

_______________________       x    ____________       =    ____________________
(Units being purchased)            (Unit Price)            (Subscription Price)

         If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

___________________________________    _________________________________________
Print Name                             Print Name

___________________________________    _________________________________________
Social Security Number                 Social Security Number

___________________________________    _________________________________________
Signature of Purchaser                 Signature of Purchaser

___________________________________    _________________________________________
Address                                Address

         If the Purchaser is a PARTNERSHIP, CORPORATION, or TRUST:

___________________________________    _________________________________________
Name of Partnership,                   Federal Taxpayer
Corporation or Trust                   Identification Number

By:________________________________    _________________________________________
Name                                   Title

___________________________________    _________________________________________
Address

___________________________________    _________________________________________
Date                                   State of Organization

SUBSCRIPTION ACCEPTED AND AGREED

this ____ day of ___________ 199__.

GALACTICOMM TECHNOLOGIES, INC.

By: _______________________________

____________________ , its ________

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